UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2016

Columbia Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36113

MD	20-0068852
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Glenlake Parkway, Suite 1200

Atlanta, GA 30328

(Address of principal executive offices, including zip code)

(404) 465-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 12, 2016, Columbia Property Trust Operating Partnership, L.P. (the “Operating Partnership”), the operating partnership and wholly-owned subsidiary of Columbia Property Trust, Inc. (the “Company”), issued $350.0 million in aggregate principal amount of 3.650% Senior Notes due 2026 (the “Notes”), which mature on August 15, 2026, pursuant to an indenture, dated as of March 12, 2015 (the “Base Indenture” as amended and supplemented by a supplemental indenture (the “Supplemental Indenture”), dated August 12, 2016, the “Indenture”), by and among the Operating Partnership, the Company and U.S. Bank National Association, as trustee. The Notes are fully and unconditionally guaranteed by the Company.

A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture.

Item 8.01.	Other Events.

On August 3, 2016, the Operating Partnership and the Company entered into an agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters listed on Schedule 1 thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Operating Partnership agreed to sell and the Underwriters agreed to purchase from the Operating Partnership, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The Company is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3ASR (Registration No. 333-198764).

On August 3, 2016, the Company issued a press release announcing the pricing of the offering of the Notes. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated August 3, 2016

4.1	Supplemental Indenture, dated August 12, 2016

4.2	Form of 3.650% Senior Notes due 2026 (included in Exhibit 4.1)

5.1	Opinion of King & Spalding LLP

5.2	Opinion of Venable LLP

8.1	Tax Opinion of King & Spalding LLP

23.1	Consent of King & Spalding LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

99.1	Press release dated August 3, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934. the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

Dated: August 12, 2016	By:	/s/ James A. Fleming
James A. Fleming Executive Vice President and Chief Financial Officer